EXHIBIT 99.1

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


Warrant No. __________


                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                             PHASE III MEDICAL, INC.

     THIS CERTIFIES that, in consideration of the receipt of ____________ ($___________) and other value received, [______________] is entitled to purchase from PHASE III MEDICAL, INC., a Delaware corporation (the "Corporation"), subject to the terms and conditions hereof, _______________ shares (the "Warrant Shares") of common stock, $.001 par value (the "Common Stock"). This warrant, together with all warrants hereafter issued in exchange or substitution for this warrant, is referred to as the "Warrant" and the holder of this Warrant is referred to as the "Holder." The number of Warrant Shares is subject to adjustment as hereinafter provided. Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00 p.m. (Eastern Time) on December [__], 2008 (the "Termination Date").

     1.   Exercise of Warrants.

     (a) The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $.12 per share, subject to adjustment as provided herein (the "Exercise Price"), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

     (b) If, but only if, at any time after six months from the date of the Final Closing, there is no effective registration statement registering the resale of the Common Stock underlying this Warrant, other than during an Allowed Delay as defined in the Subscription Agreement dated of even day herewith, this Warrant may also be exercised at such time by means of a "cashless exercise" in which, at any time prior to the Termination Date, the Holder of this Warrant may, at its option, elect to have the Company reduce the number of Warrant Shares otherwise issuable by a number of shares of Common Stock delivered to the Company by the Holder having a fair market value equal to the exercise price of the Warrant Shares being purchased. For purposes hereof, "fair market value" shall mean Fair Market Value of one share of Company Common Stock shall mean the average closing price (the "Price") of one share of Company Common Stock on the National Association of Securities Dealers, Inc. Over-the-Counter Bulletin Board (the "Bulletin Board") (or other similar exchange or association on which the Company Common Stock is then listed or quoted) for the five (5) consecutive trading days immediately preceding the date for which such Fair Market Value is being determined. If the Company Common Stock is not then quoted on the Bulletin Board or otherwise listed or quoted on an exchange or association, the Price shall be the fair market value of one share of Company Common Stock as of the date for which such Fair Market Value is being determined as determined in good faith by the Board of Directors of the Company.

     2. Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

     3. No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

     4. Transferability of Warrant. Prior to the Termination Date and subject to compliance with applicable Federal and State securities and other laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed for transfer. Any registration rights to which this Warrant may then be subject shall be transferred together with the Warrant to the subsequent purchaser.

     5. Certain Adjustments. With respect to any rights that Holder has to exercise this Warrant and convert into shares of Common Stock, Holder shall be entitled to the following adjustments:

          (a) Merger or Consolidation. If at any time there shall be a merger or a consolidation of the Corporation with or into, or if the Corporation shall enter into an agreement providing for the transfer or sale of all or substantially all of its assets to, another entity (the "Surviving Entity") when the Corporation is not the surviving corporation, then, as part of such merger or consolidation or transfer of assetslawful provision shall be made so that the holder hereof shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the Surviving Entity resulting from such merger, consolidation or transfer of assets, to which the holder hereof as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger,consolidation or transfer of assets, if this Warrant had been exercised immediately before such transaction. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder hereof as the holder of this Warrant after the merger.consolidation, or transfer of assets. Under no circumstances may the Corporation into any agreement or instrument providing for the merger, consolidation or transfer of its assets or similar transaction without first assuring Warrant is fully enforceable and exercisable with respect to the Surviving Entity as contemplated by this Warrant.

          (b) Reclassification, Recapitalization, etc. If the Corporation at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

          (c) Split or Combination of Common Stock and Stock Dividend. In case the Corporation shall at any time subdivide, redivide, recapitalize, split (forward or reverse) or change its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon its Common Stock payable solely in shares of Common Stock, the Exercise Price shall be proportionately reduced and the number of Warrant Shares proportionately increased. Conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Exercise Price shall be proportionately increased and the number of Warrant Shares proportionately reduced.

          6. Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          7. Miscellaneous. This Warrant shall be governed by and construed in accordance with the laws of the State of New York. All the covenants and provisions of this Warrant by or for the benefit of the Corporation shall bind and inure to the benefit of its successors and assigns hereunder. Nothing in this Warrant shall be construed to give to any person or corporation other than the Corporation and the holder of this Warrant any legal or equitable right, remedy, or claim under this Warrant. This Warrant shall be for the sole and exclusive benefit of the Corporation and the Holder. The section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction, or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Corporation, if lost, stolen, or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation shall execute and deliver to the Holder a new Warrant of like date, tenor, and denomination.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers under its seal, this [__] day of December 2005.

                               PHASE III MEDICAL, INC.


                               Mark Weinreb, President & Chief Executive Officer

                              WARRANT EXERCISE FORM

            To Be Executed by the Holder in Order to Exercise Warrant

To:  Phase III Medical, Inc.                    Dated: ________________ __, 200_
     330 South Service Road
     Suite 120
     Melville, New York  11747
     Attn: President and CEO

     The undersigned, pursuant to the provisions set forth in the attached Warrant No. ______, hereby irrevocably elects to purchase (check applicable box):

     |_| ____________ shares of the Common Stock of Phase III Medical, Inc. covered by such Warrant; or

     |_| the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 1(b) (if applicable).

     The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

     |_|  $__________ in lawful money of the United States; and/or

     |_| if the provisions of subsection 1(b) of this Warrant are in effect, the cancellation of such portion of the attached Warrant as is exercisable for a total of _________ Warrant Shares (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

     |_| if the provisions of subsection 1(b) of this Warrant are in effect, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(b).

The undersigned hereby requests that certificates for the Warrant Shares purchased hereby be issued in the name of:



-----------------------------------------------------------------

-----------------------------------------------------------------
(please print or type name and address)

-----------------------------------------------------------------
(please insert social security or other identifying number)

and be delivered as follows:

-----------------------------------------------------------------

-----------------------------------------------------------------
(please print or type name and address)

-----------------------------------------------------------------
(please insert social security or other identifying number)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant Certificate, that a new Warrant for the balance of such shares be registered in the name of, and delivered to, Holder.


                                                --------------------------------
                                                Signature of Holder

                                                SIGNATURE GUARANTEE:



                                                --------------------------------

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
            this form. Do not use this form to exercise the warrant.)



     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is
----------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------







                                                       Dated:  ________ __, 200_


                                    Holder's Signature:
                                                       -------------------------

                                    Holder's Address:
                                                      --------------------------






Signature Guaranteed:
                     --------------------------------------------





NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust Corporation. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.